EXHIBIT 10.230

                        PAXSON COMMUNICATIONS CORPORATION

                                  $365,000,000

                   Senior Secured Floating Rate Notes Due 2010

                               Purchase Agreement


                                                              New York, New York
                                                                 January 5, 2004

Citigroup Global Markets Inc.
Bear, Stearns & Co. Inc.
CIBC World Markets Corp.
As Representatives of the Initial Purchasers
c/o Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York  10013

Ladies and Gentlemen:

                  Paxson Communications Corporation, a corporation organized under the laws of Delaware (the "Company"), proposes to issue and sell to the several parties named in Schedule I hereto (the "Initial Purchasers"), for whom you (the "Representatives") are acting as representatives, $365,000,000 principal amount of its Senior Secured Floating Rate Notes Due 2010 (the "Notes"). As described in the Final Memorandum, the Company's obligations with respect to a portion of the Notes will be unconditionally guaranteed (the "Guarantees" and together with the Notes, the "Securities") on a senior secured basis by each of the Company's direct and indirect domestic subsidiaries set forth on the signature page hereto (the "Guarantors" and together with the Company, the "Issuers"). The Securities are to be issued under an indenture (the "Indenture"), to be dated as of the Closing Date (as defined below), among the Issuers and The Bank of New York, as trustee (the "Trustee"). Each Issuer's obligations with respect to the Securities and to the Trustee will have the benefit of liens on the Collateral (as defined in the Final Memorandum) owned by such Issuer pursuant to a Pledge and Security Agreement (the "Security Agreement" and together with each other agreement purporting to create a lien in favor of the Collateral Agent (as defined below) for the benefit of the holders of Securities, the "Security Documents"), to be dated as of the Closing Date, by and among the Issuers and the Collateral Agent in the form attached as Annex A. The Company intends to apply a portion of the net proceeds from the sale of the Securities to the Initial Purchasers to repay and terminate that certain Amended and Restated Credit Agreement (as amended, the "Credit Agreement"), dated as of May 5, 2003, by and among the Company, Citicorp USA, Inc. (the "Agent") and the lenders named therein and to pre-fund or repay certain letters of credit outstanding under the Credit Agreement (the "Refinancing"). The issuance and sale of the Securities, the granting of the security interests in favor of the Collateral Agent under the Security Documents and the Refinancing are sometimes hereinafter collectively referred to as the "Transactions." To the extent there are no additional parties listed on Schedule I other than you, the term Representatives as used herein shall mean you as the Initial Purchasers, and the terms Representatives and Initial Purchasers shall mean either the singular or plural as the context requires. The use of the neuter in this Agreement shall include the feminine and masculine wherever appropriate. Certain terms used herein are defined in Section 18 hereof.

                  The sale of the Securities to the Initial Purchasers will be made without registration of the Securities under the Act in reliance upon exemptions from the registration requirements of the Act.

                  In connection with the sale of the Securities, the Company has prepared a preliminary offering memorandum, dated December 10, 2003 (as amended or supplemented at the Execution Time, the "Preliminary Memorandum"), and a final offering memorandum, dated January 5, 2004 (as amended or supplemented to the Closing Date, the "Final Memorandum"). Each of the Preliminary Memorandum and the Final Memorandum sets forth certain information concerning the Issuers and the Securities. Each Issuer hereby confirms that it has authorized the use of the Preliminary Memorandum and the Final Memorandum, and any amendment or supplement thereto, in connection with the offer and sale of the Securities by the Initial Purchasers.

                  1. Representations and Warranties. The Issuers, jointly and severally, represent and warrant to each Initial Purchaser as set forth below in this Section 1:

                  (a) The Preliminary Memorandum, at the date thereof, did not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. At the Execution Time and on the Closing Date, the Final Memorandum did not, and will not (and any amendment or supplement thereto, at the date thereof and at the Closing Date, will not), contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Issuers make no representation or warranty as to the information contained in or omitted from the Preliminary Memorandum or the Final Memorandum, or any amendment or supplement thereto, in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of the Initial Purchasers through the Representatives specifically for inclusion therein.

                  (b) None of the Issuers nor any of their Affiliates nor any person acting on behalf of any of them has, directly or indirectly, made offers or sales of any security, or solicited offers to buy any security, under circumstances that would require the registration of the Securities under the Act.

                  (c) None of the Issuers nor any of their Affiliates nor any person acting on behalf of any of them has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of the Securities in the United States.

                  (d) The Securities satisfy the eligibility requirements of Rule 144A(d)(3) under the Act.

                  (e) None of the Issuers nor any of their Affiliates nor any person acting on behalf of any of them has engaged in any directed selling efforts with respect to the Securities, and each of them has complied with the offering restrictions requirement of Regulation S. Terms used in this paragraph have the meanings given to them by Regulation S.

                  (f) The Company has been advised by the NASD's PORTAL Market that the Securities have been designated PORTAL-eligible securities in accordance with the rules and regulations of the NASD.

                  (g) No Issuer is, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Final Memorandum, no Issuer will be, an "investment company" within the meaning of the Investment Company Act, without taking account of any exemption arising out of the number of holders of the Company's securities.

                  (h) The Company is subject to and in full compliance with the reporting requirements of Section 13 or Section 15(d) of the Exchange Act.

                  (i) No Issuer has paid or agreed to pay to any person any compensation for soliciting another to purchase any Securities (except as contemplated by this Agreement).

                  (j) No Issuer has taken, directly or indirectly, any action designed to cause or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

                  (k) Each of the Issuers has been duly incorporated or organized and is validly existing as a corporation, limited liability company or limited partnership in good standing under the laws of the jurisdiction in which it is chartered or organized with full corporate, limited liability company or partnership power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Final Memorandum, and is duly qualified to do business as a foreign corporation, limited liability company or partnership and is in good standing under the laws of each jurisdiction which requires such qualification, except where the failure to be so qualified would not reasonably be expected to have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole. Except as set forth on Schedule II hereto, the Company has no subsidiaries other than the Guarantors.

                  (l) With respect to those Guarantors which are corporations, all the outstanding shares of capital stock of each Guarantor have been duly and validly authorized and issued and are fully paid and nonassessable, and all outstanding shares of capital stock of the Guarantors are owned by the Company either directly or through other wholly owned Guarantors and on the Closing Date such ownership is free and clear of any perfected security interest or any other security interests, claims, liens or encumbrances except for Permitted Liens (as defined in the Final Memorandum).

                  (m) The statements in the Final Memorandum under the headings "Description of Material Indebtedness and Preferred Stock," "Description of the Notes" and "Important Federal Income Tax Considerations" fairly summarize the matters therein described.

                  (n) This Agreement has been duly authorized, executed and delivered by each Issuer; the Indenture has been duly authorized and, assuming due authorization, execution and delivery thereof by the Trustee, when executed and delivered by each Issuer, will constitute a legal, valid and binding instrument enforceable against the each Issuer in accordance with its terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity); the Securities have been duly authorized, and, when executed and, in the case of the Notes, authenticated, in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers, will have been duly executed and delivered by the Company and each Guarantor, as applicable, and will constitute the legal, valid and binding obligations of the Company and each Guarantor, as applicable, entitled to the benefits of the Indenture (subject, as to the enforcement of remedies, to applicable bankruptcy, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity); and each Security Document has been duly authorized and, when executed and delivered by the applicable Issuers and the Collateral Agent, will constitute the legal, valid, binding and enforceable agreement of each Issuer (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity). The Security Documents, when executed and delivered in connection with the sale of the Securities, will create in favor of the Collateral Agent for the benefit of the Secured Parties (as defined in the Security Agreement), valid and enforceable security interests in the Collateral and, upon the filing of appropriate Uniform Commercial Code financing statements and the taking of the other actions described in the Security Documents, the security interests in the rights of the Issuers in such Collateral will be perfected and superior to and prior to the liens of all third persons other than Permitted Liens.

                  (o) No consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the execution of this Agreement, the Indenture or the Security Documents or the consummation of the Transactions, or the fulfillment of the terms hereof or thereof, except such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Initial Purchasers in the manner contemplated herein and in the Final Memorandum and filings required to be made by the Security Agreement in order to perfect the lien created by the Security Agreement.

                  (p) Neither the execution and delivery of the Indenture, this Agreement or any Security Document, the issue and sale of the Securities, nor the consummation of any of the Transactions, nor the fulfillment of the terms hereof or thereof will conflict with, or result in a breach or violation or imposition of any lien, charge or encumbrance (other than the liens created by the Security Documents) upon any property or assets of the Company or any of its subsidiaries pursuant to, (i) the charter (including any certificates of designation), by-laws or other organizational documents of the Company or any of its subsidiaries; (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or any of its subsidiaries is a party or bound or to which its or their property is subject; or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its subsidiaries or any of its or their properties.

                  (q) The consolidated historical financial statements and schedules of the Company and its consolidated subsidiaries included in the Final Memorandum present fairly in all material respects the financial condition, results of operations and cash flows of the Company as of the dates and for the periods indicated, comply as to form with the applicable accounting requirements of the Act and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein); the selected financial data set forth under the captions "Summary Consolidated Financial and Other Data" and "Selected Consolidated Financial and Other Data" in the Final Memorandum fairly present, on the basis stated in the Final Memorandum, the information included therein.

                  (r) Except as set forth in the Final Memorandum, no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or its or their property is pending or, to the knowledge of the Issuers, threatened that (i) could reasonably be expected to have a material adverse effect on the performance of this Agreement, the Indenture or the Security Documents, or the consummation of the Transactions; or (ii) could reasonably be expected to have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business.

                  (s) Each of the Company and its subsidiaries owns or leases all such properties as are used in the conduct of its operations as presently conducted, except where the failure to own or lease such properties would not reasonably be expected to have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole.

                (t) Neither the Company nor any subsidiary is in violation or default of (i) any provision of its charter (including any certificates of designation), bylaws or other organizational documents; (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject; or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or such subsidiary or any of its properties, as applicable, except in the case of each of clauses (ii) and (iii) for such violations or defaults which would not reasonably be expected to have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole.

                  (u) PricewaterhouseCoopers LLP and Ernst & Young LLP, who have each certified certain financial statements of the Company and its consolidated subsidiaries and delivered their respective reports with respect to the audited consolidated financial statements included in the Final Memorandum, are, in the case of Ernst & Young LLP, and were prior to March 27, 2003, in the case of PricewaterhouseCoopers LLP, independent public accountants with respect to the Company within the meaning of the Act and the applicable published rules and regulations thereunder.

                  (v) There are no stamp or other issuance or transfer taxes or duties or other similar fees or charges required to be paid in connection with the execution and delivery of this Agreement or the issuance or sale by the Issuers of the Securities.

                  (w) The Issuers have filed all foreign, federal, state and local tax returns that are required to be filed or have requested extensions thereof, except in any case in which the failure so to file would not have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Memorandum (exclusive of any amendment or supplement thereto) and have paid all taxes required to be paid by them and any other assessment, fine or penalty levied against any of them, to the extent that any of the foregoing are due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as would not have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Memorandum (exclusive of any amendment or supplement thereto).

                  (x) No labor problem or dispute with the employees of the Company or any of its subsidiaries exists or is threatened or imminent, and no Issuer is aware of any existing or imminent labor disturbance by the employees of any of its or its subsidiaries' principal suppliers, contractors or customers, that could have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Memorandum (exclusive of any amendment or supplement thereto).

                  (y) The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; all policies of insurance and fidelity or surety bonds insuring the Company or any of its subsidiaries or their respective businesses, assets, employees, officers and directors are in full force and effect; the Company and its subsidiaries are in compliance with the terms of such policies and instruments in all material respects; and there are no claims by the Company or any of its subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause, where the failure of the Company or such subsidiary to prevail on such claim would reasonably be expected to have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole; and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, as to each of the foregoing clauses of this sentence except as set forth in or contemplated in the Final Memorandum (exclusive of any amendment or supplement thereto).

                  (z) No subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary's capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary's property or assets to the Company or any other subsidiary of the Company, except as described in or contemplated by the Final Memorandum (exclusive of any amendment or supplement thereto).

                  (aa) The Company and its subsidiaries possess all licenses, certificates, franchises, permits and other authorizations ("Licenses") issued by the appropriate federal, state, local or foreign regulatory authorities, including, without limitation, Licenses from the United States Federal Communications Commission (the "FCC"), necessary to own their respective properties and to conduct their respective businesses in all material respects, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such License which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Memorandum (exclusive of any amendment or supplement thereto); the Company and each of its subsidiaries have fulfilled and performed in all material respects all of their respective obligations with respect to such Licenses and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holders of any such License, except as individually or in the aggregate could not reasonably be expected to have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business; and except as described in the Final Memorandum (exclusive of any amendment or supplement thereto), none of such Licenses contains any restriction that is materially burdensome to the Company or any of its subsidiaries, taken as a whole. There are no license renewal or rate or tariff proceedings existing, pending or, to the best knowledge of the Company, threatened that could reasonably be expected to have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole.

                  (bb) The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and
         (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (cc) The Company and its subsidiaries are (i) in compliance with any and all applicable federal, state, local and foreign laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"); (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses; and (iii) have not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except where such non-compliance with Environmental Laws, failure to receive required permits, licenses or other approvals, or liability would not, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Memorandum (exclusive of any amendment or supplement thereto); except as set forth in the Final Memorandum, neither the Company nor any of its subsidiaries has been named as a "potentially responsible party" under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.

                  (dd) The Company has reasonably concluded that the costs and liabilities associated with the effect of Environmental Laws on the business, operations and properties of the Company and its subsidiaries (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws, or any permit, license or approval under Environmental Laws, any related constraints on operating activities imposed by Environmental Laws and any potential liabilities to third parties under Environmental Laws) would not, singly or in the aggregate, have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Memorandum (exclusive of any amendment or supplement thereto).

                  (ee) Each of the Company and its subsidiaries has fulfilled its obligations, if any, under the minimum funding standards of Section 302 of the United States Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and the regulations and published interpretations thereunder with respect to each "plan" (as defined in Section 3(3) of ERISA and such regulations and published interpretations) in which employees of the Company and its subsidiaries are eligible to participate and each such plan is in compliance in all material respects with the presently applicable provisions of ERISA and such regulations and published interpretations; the Company and its subsidiaries have not incurred any unpaid liability to the Pension Benefit Guaranty Corporation (other than for the payment of premiums in the ordinary course) or to any such plan under Title IV of ERISA.

                  (ff) Each of the relationships and transactions specified in
         Item 404 of Regulation S-K that would have been required to be described in a prospectus if this offering had been registered under the Act has been so described in the Final Memorandum (exclusive of any amendment or supplement thereto).

                  (gg) The Company and its subsidiaries own, possess, license or have other rights to use, on reasonable terms, all patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, know-how and other intellectual property necessary for and material to the conduct of the Company's business as described in the Final Memorandum (collectively, the "Intellectual Property"). Except as set forth in the Final Memorandum, (a) there are no conflicting rights of third parties with respect to any such Intellectual Property; (b) there is no material infringement by third parties of any such Intellectual Property; (c) there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others challenging the Company's rights in or to any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim;
         (d) there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (e) there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others that the Company infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others, and the Company is unaware of any other fact which would form a reasonable basis for any such claim; (f) there is no U.S. patent or published U.S. patent application which contains claims that dominate or may dominate any Intellectual Property described in the Final Memorandum as being owned by or licensed to the Company or that interferes with the issued or pending claims of any such Intellectual Property; and (g) there is no prior art of which the Company is aware that may render any U.S. patent held by the Company invalid or any U.S. patent application held by the Company unpatentable which has not been disclosed to the U.S. Patent and Trademark Office.

                  (hh) Based upon a review of the FCC files, (a) the Company and its subsidiaries hold the broadcast licenses issued by the FCC with respect to each of the stations set forth in the table under "Business--Distribution" in the Final Memorandum (except for stations which the Offering Memorandum discloses are operated by the Company or its subsidiaries under time brokerage agreements with the station owners and except as otherwise disclosed therein) without which the station would not be permitted to broadcast its signal (the "FCC Licenses") and (b) each of the FCC Licenses authorizes television broadcast operations by the holder thereof using the broadcast channel assignment and serving the community of license that is identified in such table.

                  (ii) To each Issuer's knowledge, there is no order, judgment, decree, notice of apparent liability, or order of forfeiture outstanding, and no petition, objection, notice of apparent liability, order of forfeiture, investigation, complaint, or other proceeding pending before the FCC against the stations authorized by the FCC Licenses set forth in the table referred to in clause (hh) above (the "Stations") or the FCC Licenses that reasonably could be expected to result in the termination, revocation, suspension, or denial of renewal of any of the FCC Licenses, except for rule making and other similar proceedings generally applicable to the television broadcasting industry or substantial segments thereof.

                  (jj) To each Issuer's knowledge, except as set forth in the Final Memorandum, (a) there are no license renewal proceedings (other than applications for renewal filed in the ordinary course) pending for any of the FCC Licenses; and (b) none of the FCC Licenses is subject to any condition imposed by the FCC that reasonably could be expected to have a material adverse effect on the Company's ability to conduct its broadcast operations as described in the Final Memorandum, taken as a whole.

                  (kk) The execution, delivery and performance of this Agreement, the Security Agreement and the Indenture and the issuance, sale and delivery of the Securities pursuant to this Agreement and the consummation of the other Transactions (A) do not require any consent or authorization from the FCC, and (B) do not constitute a violation of the Communications Act or the published rules and regulations of the FCC promulgated thereunder.

                  (ll) The statements in the Final Memorandum under the captions "Risk Factors--Risks Relating to Our Business-- We are required by the FCC to abandon the analog broadcast service of 23 of our full power stations occupying the 700 MHz spectrum and may suffer adverse consequences if we are unable to secure alternative distribution on reasonable terms," "Risk Factors--Risks Relating to Our Business--We could be adversely affected by actions of the FCC, the Congress and the courts that could alter broadcast television ownership rules in a way that would materially affect our present operations or future business alternatives," "Risk Factors--Risks Relating to Our Industry-- Our business is subject to extensive and changing regulation that could increase our costs, expose us to greater competition, or otherwise adversely affect the ownership and operation of our stations or our business strategies," "Risks Factors-- Risks Relating to Our Industry-- We believe that the success of our television operations depends to a significant extent upon access to households served by cable television systems. If the law requiring cable system operators to carry our signal were to change, we might lose access to cable television households, which could adversely affect our operations" and "Business-- Federal Regulation of Broadcasting," insofar as they constitute summaries of laws and the published rules and regulations promulgated thereunder, fairly summarize the matters therein described and are accurate in all material respects.

                  (mm) There are no restrictions or limitations imposed by the FCC on the ability of the Company to make cash payments in respect of the Securities in accordance with their terms.

                  (nn) The Issuers believe that the Issuers and their directors or officers, in their capacities as such, are in compliance in all material respects with the applicable provisions of the Sarbanes Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the "Sarbanes Oxley Act"), including Section 402 related to loans and Sections 302 and 906 related to certifications.

                  (oo) The Issuers have taken all actions necessary for the Securities to be designated as Designated Senior Debt under each class of the Company's subordinated debt.

                  Any certificate signed by any officer of the Company and delivered to the Representatives or counsel for the Initial Purchasers in connection with the offering of the Securities shall be deemed a representation and warranty by the Company, as to matters covered thereby, to each Initial Purchaser. Additionally, the representations and warranties made by the Issuers in the Security Agreement shall be deemed to have been made to the Initial Purchasers.

                  2. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company and the Guarantors agree to sell to each Initial Purchaser, and each Initial Purchaser agrees, severally and not jointly, to purchase from the Company and the Guarantors, at a purchase price of 98.25% of the principal amount thereof, plus accrued interest from January 8, 2004 to the Closing Date, the principal amount of Securities set forth opposite such Initial Purchaser's name in Schedule I hereto.

                  3. Delivery and Payment. Delivery of and payment for the Securities shall be made at 9:00 A.M., New York City time, on January 8, 2004, which date and time may be postponed by agreement between the Representatives and the Company or as provided in Section 9 hereof (such date and time of delivery and payment for the Securities being herein called the "Closing Date"). Delivery of the Securities shall be made to the Representatives for the respective accounts of the several Initial Purchasers against payment by the several Initial Purchasers through the Representatives of the purchase price thereof to or upon the order of the Company by wire transfer payable in same-day funds to the account specified by the Company. Delivery of the Securities shall be made through the facilities of The Depository Trust Company unless the Representatives shall otherwise instruct.

                  4. Offering by Initial Purchasers. (a) Each Initial Purchaser acknowledges that the Securities have not been and will not be registered under the Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Act.

                  (b) Each Initial Purchaser, severally and not jointly, represents and warrants to and agrees with the Issuers that:

                  (i) it has not offered or sold, and will not offer or sell, any Securities within the United States or to, or for the account or benefit of, U.S. persons (x) as part of its distribution at any time or
         (y) otherwise until 40 days after the later of the commencement of the offering and the date of closing of the offering except:

                      (A) to those it reasonably believes to be "qualified
                  institutional buyers" (as defined in Rule 144A under the Act) or

                      (B) in accordance with Rule 903 of Regulation S;

                  (ii) neither it nor any person acting on its behalf has made or will make offers or sales of the Securities in the United States by means of any form of general solicitation or general advertising (within the meaning of Regulation D) in the United States;

                  (iii) in connection with each sale pursuant to Section 4(b)(i)(A), it has taken or will take reasonable steps to ensure that the purchaser of such Securities is aware that such sale is being made in reliance on Rule 144A;

                  (iv) neither it, nor any of its Affiliates nor any person acting on its or their behalf has engaged or will engage in any directed selling efforts (within the meaning of Regulation S) with respect to the Securities;

                  (v) it has not entered and will not enter into any contractual arrangement with any distributor (within the meaning of Regulation S) with respect to the distribution of the Securities, except with its affiliates or with the prior written consent of the Company;

                  (vi) it and its Affiliates have complied and will comply with the offering restrictions requirement of Regulation S;

                  (vii) at or prior to the confirmation of a sale of the Securities (other than a sale of Securities pursuant to Section 4(b)(i)(A) of this Agreement), it shall have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Securities from it during the distribution compliance period (within the meaning of Regulation S) a confirmation or notice to substantially the following effect:

                  The Securities covered hereby have not been registered under the U.S. Securities Act of 1933 (the "Act") and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering and the date of closing of the offering, except in either case in accordance with Regulation S or Rule 144A under the Act. Terms used in this paragraph have the meanings given to them by Regulation S.

                  (viii) it has not offered or sold and, prior to the date six months after the date of issuance of the Securities, will not offer or sell any Securities to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or as agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995;

                  (ix) it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom;

                  (x) it has only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of section 21 of the FSMA) received by it in connection with the issue or sale of any Securities, in circumstances in which section 21(1) of the FSMA does not apply to the Company;

                  (xi) it is a person whose ordinary activities involve it in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of its business and it has not offered or sold and will not offer or sell any Securities other than to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or who it is reasonable to expect will acquire, hold, manage or dispose of investments (as principal or agent) for the purposes of their businesses where the issue of the Securities would otherwise constitute a contravention of section 19 of the FSMA by the Company; and

                  (xii) it is an "accredited investor" (as defined in Rule 501(a) of Regulation D).

                  5. Agreements. Each Issuer agrees with each Initial Purchaser that:

                  (a) The Company will furnish to each Initial Purchaser and to counsel for the Initial Purchasers, without charge, during the period referred to in paragraph (c) below, as many copies of the Final Memorandum and any amendments and supplements thereto as they may reasonably request.

                  (b) The Company will not amend or supplement the Final Memorandum without the prior written consent of the Representatives.

                  (c) If at any time prior to the completion of the sale of the Securities by the Initial Purchasers (as determined by the Representatives), any event occurs as a result of which the Final Memorandum, as then amended or supplemented, would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it should be necessary to amend or supplement the Final Memorandum to comply with applicable law, the Company promptly (i) will notify the Representatives of any such event; (ii) subject to the requirements of paragraph (b) of this Section 5, will prepare an amendment or supplement that will correct such statement or omission or effect such compliance; and (iii) will supply any supplemented or amended Final Memorandum to the several Initial Purchasers and counsel for the Initial Purchasers without charge in such quantities as they may reasonably request.

                  (d) The Company will arrange, if necessary, for the qualification of the Securities for sale by the Initial Purchasers under the laws of such jurisdictions as the Representatives may designate and will maintain such qualifications in effect so long as required for the sale of the Securities; provided that in no event shall any Issuer be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction where it is not now so subject. The Company will promptly advise the Representatives of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

                  (e) The Issuers will not, and will not permit any of their Affiliates to, resell any Securities that have been acquired by any of them.

                  (f) None of the Issuers nor any of their Affiliates, nor any person acting on behalf of any of them will, directly or indirectly, make offers or sales of any security, or solicit offers to buy any security, under circumstances that would require the registration of the Securities under the Act.

                  (g) None of the Issuers nor any of their Affiliates, nor any person acting on behalf of any of them will engage in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of the Securities in the United States.

                  (h) So long as any of the Securities are "restricted securities" within the meaning of Rule 144(a)(3) under the Act, the Company will, during any period in which it is not subject to and in compliance with Section 13 or 15(d) of the Exchange Act or is not exempt from such reporting requirements pursuant to and in compliance with Rule 12g3-2(b) under the Exchange Act, provide to each holder of such restricted securities and to each prospective purchaser (as designated by such holder) of such restricted securities, upon the request of such holder or prospective purchaser, any information required to be provided by Rule 144A(d)(4) under the Act. This covenant is intended to be for the benefit of the holders, and the prospective purchasers designated by such holders, from time to time of such restricted securities.

                  (i) None of the Issuers nor any of their Affiliates, nor any person acting on behalf of any of them will engage in any directed selling efforts with respect to the Securities, and each of them will comply with the offering restrictions requirement of Regulation S. Terms used in this paragraph have the meanings given to them by Regulation S.

                  (j) The Company will cooperate with the Representatives and use its best efforts to permit the Securities to be eligible for clearance and settlement through The Depository Trust Company.

                  (k) No Issuer will take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

                  (l) The Issuers agree to pay the costs and expenses relating to the following matters: (i) the preparation of, and all fees and expenses for, lien searches and recordings and filings pursuant to the Security Documents, the issuance of the Securities and the fees of the Trustee and the Collateral Agent; (ii) the preparation, printing or reproduction of the Preliminary Memorandum and Final Memorandum and each amendment or supplement to either of them; (iii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Preliminary Memorandum and Final Memorandum, and all amendments or supplements to either of them, as may, in each case, be reasonably requested for use in connection with the offering and sale of the Securities; (iv) the preparation, printing, authentication, issuance and delivery of certificates for the Securities, including any stamp or transfer taxes in connection with the original issuance and sale of the Securities;
         (v) the printing (or reproduction) and delivery of this Agreement, any blue sky memorandum and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Securities; (vi) any registration or qualification of the Securities for offer and sale under the securities or blue sky laws of the several states (including filing fees and the reasonable fees and expenses of counsel for the Initial Purchasers relating to such registration and qualification); (vii) admitting the Securities for trading in the PORTAL Market; (viii) the transportation and other expenses incurred by or on behalf of Company representatives in connection with presentations to prospective purchasers of the Securities; (ix) the fees and expenses of the Company's accountants and the fees and expenses of counsel (including local and special counsel) for the Company; and (x) all other costs and expenses incident to the performance by the Issuers of their obligations hereunder.

                  (m) The Issuers will comply in all material respects with all applicable securities and other laws, rules and regulations, including, without limitation, the Sarbanes Oxley Act, and use their reasonable best efforts to cause the Issuers' directors and officers, in their capacities as such, to comply in all material respects with such laws, rules and regulations, including, without limitation, the Sarbanes Oxley Act.

                  (n) No Issuer will take any action or omit to take any action (such as issuing any press release relating to any Securities without an appropriate legend) which may result in the loss by any of the Initial Purchasers of the ability to rely on any stabilization safe harbor provided by the Financial Services Authority under the FSMA.

                  6. Conditions to the Obligations of the Initial Purchasers. The obligations of the Initial Purchasers to purchase the Securities shall be subject to the accuracy of the representations and warranties on the part of the Issuers contained herein at the Execution Time, the Closing Date and any settlement date pursuant to Section 3 hereof, to the accuracy of the statements of the Issuers made in any certificates pursuant to the provisions hereof, to the performance by the Issuers of their obligations hereunder and to the following additional conditions:

                  (a) The Company shall have requested and caused Holland & Knight LLP, counsel for the Issuers, to furnish to the Representatives its opinion, dated the Closing Date and addressed to the Representatives, to the effect that:

                  (i) each Issuer which is a Florida, New York or Delaware corporation, limited liability company or limited partnership has been duly incorporated or organized and is validly existing as a corporation, limited liability company or limited partnership in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate, limited liability company or limited partnership power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Final Memorandum;

                  (ii) all the outstanding shares of capital stock of the Company and, to such counsel's knowledge, each Guarantor which is a corporation, have been duly authorized and validly issued and are fully paid and nonassessable, and, except as otherwise set forth in the Final Memorandum, all outstanding shares of capital stock of each such Guarantor are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest;

                  (iii) the Indenture has been duly authorized, executed and delivered, and constitutes a legal, valid and binding instrument enforceable against the Company and the Guarantors in accordance with its terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity); the issuance of the Securities has been duly authorized and, when executed and, in the case of the Notes, authenticated, in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers under this Agreement, the Securities will constitute legal, valid, binding and enforceable obligations of the Company and the Guarantors entitled to the benefits of the Indenture (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity); the Security Documents have been duly authorized, executed and delivered and constitute the legal, valid, binding and enforceable agreements of the Issuers party thereto (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity); and the statements set forth under the heading "Description of the Notes" in the Final Memorandum, insofar as such statements purport to summarize certain provisions of the Securities, the Indenture and the Security Documents, are accurate;

                  (iv) other than as described in the Final Memorandum, to the knowledge of such counsel, there is no pending or threatened action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or its or their property that would be required to be disclosed in a registration statement filed under the Act; and the statements in the Final Memorandum under the headings "Business--Legal Proceedings," "Description of Material Indebtedness and Preferred Stock" and "Important Federal Income Tax Considerations" accurately summarize the matters therein described;

                  (v) such counsel has no reason to believe that at the Execution Time and on the Closing Date the Final Memorandum contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (in each case, other than the financial statements and other financial information contained therein, as to which such counsel need express no opinion);

                  (vi) this Agreement has been duly authorized, executed and delivered by the Company;

                  (vii) the Company and each Guarantor has all requisite corporate, limited liability company or limited partnership power and authority, has taken all requisite corporate, limited liability company or limited partnership action, and has received and is in compliance with all governmental, judicial and other authorizations, approvals and orders necessary to enter into and perform this Agreement, the Indenture, the Security Documents and the Securities, and no consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein or in the Indenture and the Security Documents, except such as may be required under the blue sky or securities laws of any jurisdiction in connection with the purchase and sale of the Securities by the Initial Purchasers in the manner contemplated in this Agreement and the Final Memorandum and such other approvals (specified in such opinion) as have been obtained;

                  (viii) neither the execution and delivery of the Indenture, this Agreement or the Security Documents, the issue and sale of the Securities, the consummation of any other of the transactions contemplated in the Indenture or this Agreement, the performance by each Issuer of its obligations under the Security Documents to which it is a party, nor the fulfillment of the terms hereof or of the Indenture will result in a breach or violation of or imposition of any lien, charge or encumbrance upon any property or asset of the Company or its subsidiaries pursuant to, (i) the charter (including any certificates of designation) or by-laws of the Company or its subsidiaries; (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or any of its subsidiaries is a party or bound or to which its respective property is subject and which has been filed as an exhibit to any Company filing under the Act or the Exchange Act, except that such counsel need express no opinion as to contracts, agreements and other instruments relating to broadcast station purchases and sales which are dated prior to June 1, 1999; or (iii) any statute, law, rule, regulation, or, to such counsel's knowledge, any judgment, order or decree applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company, any of its subsidiaries or any of their respective properties;

                  (ix) assuming the accuracy of the representations and warranties and compliance with the agreements contained herein, no registration of the Securities under the Act, and no qualification of an indenture under the Trust Indenture Act, are required for the offer and sale by the Initial Purchasers of the Securities in the manner contemplated by this Agreement;

                  (x) The Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Final Memorandum, will not be an "investment company" as defined in the Investment Company Act without taking account of any exemption arising out of the number of holders of the Company's securities;

                  (xi) Based upon a review of the publicly available files of the FCC, (a) the Company and its subsidiaries hold the FCC Licenses with respect to each of the stations set forth in the table under "Business--Distribution" in the Final Memorandum (except as otherwise disclosed therein) and (b) each of the FCC Licenses authorizes television broadcast station construction or operation by the holder thereof using the broadcast channel assignment and serving the community of license that is identified in such table;

                  (xii) To such counsel's knowledge, based upon the review of the publicly available records of the FCC and inquiry to officers of the Company, there is no order, judgment, decree, notice of apparent liability, or order of forfeiture outstanding, and no petition, objection, notice of apparent liability, order of forfeiture, investigation, complaint, or other proceeding pending before the FCC against the Stations or the FCC Licenses that reasonably could be expected to result in the termination, revocation, suspension, or denial of renewal of any of the FCC Licenses, except for rule making and other similar proceedings generally applicable to the television broadcasting industry or substantial segments thereof;

                  (xiii) To such counsel's knowledge based upon the review of the publicly available files of the FCC and inquiry to officers of the Company, other than as disclosed in the Final Memorandum (a) there are no license renewal proceedings (other than applications for renewal filed in the ordinary course) pending for any of the FCC Licenses; and
         (b) except as set forth in the FCC authorizations for the FCC Licenses or imposed by the generally applicable rules, regulations and policies of the FCC, none of the FCC Licenses is subject to any condition imposed by the FCC that reasonably could be expected to have a material adverse effect on the Company's ability to conduct its broadcast operations as described in the Final Memorandum, taken as a whole;

                  (xiv) The issuance, sale and delivery of the Securities pursuant to this Agreement and the execution and delivery of the Securities (A) do not require any consent or authorization from the FCC, and (B) do not constitute a violation of the Communications Act or the published rules and regulations of the FCC promulgated thereunder;

                  (xv) The statements in the Final Memorandum under the captions "Risk Factors-- Risks Relating to Our Business-- We are required by the FCC to abandon the analog broadcast service of 23 of our full power stations occupying the 700 MHz spectrum and may suffer adverse consequences if we are unable to secure alternative distribution on reasonable terms," "Risk Factors--Risks Relating to Our Business--We could be adversely affected by actions of the FCC, the Congress and the courts that could alter broadcast television ownership rules in a way that would materially affect our present operations or future business alternatives," "Risk Factors--Risks Relating to Our Industry-- Our business is subject to extensive and changing regulation that could increase our costs, expose us to greater competition, or otherwise adversely affect the ownership and operation of our stations or our business strategies," "Risk Factors--Risks Relating to Our Industry-- We believe that the success of our television operations depends to a significant extent upon access to households served by cable television systems. If the law requiring cable system operators to carry our signal were to change, we might lose access to cable television households, which could adversely affect our operations" and "Business-- Federal Regulation of Broadcasting," insofar as they constitute summaries of the Communications Act and the published rules and regulations of the FCC promulgated thereunder, have been reviewed by such counsel and are accurate in all material respects;

                  (xvi) The execution, delivery and performance of this Agreement by the Company and the Guarantors and the consummation of the Transactions (A) do not require any consent or authorization from the FCC, and (B) do not violate the Communications Act and the rules and regulations promulgated thereunder;

                  (xvii) There are no restrictions or limitations imposed by the FCC on the ability of the Company to make cash payments in respect of the Securities in accordance with their terms;

                  (xviii) The Indenture and the Securities and the interest provided for therein will not violate any law, statute, or regulation of the State of Florida relating to usury, provided that the persons party thereto have not and do not reserve, charge, take, or receive, directly or indirectly, at any time, interest or other sums deemed to be in the nature of interest in an amount exceeding the equivalent of the rate of 25% simple interest per year, calculated on the basis of a 365 day year and the actual number of days elapsed;

                  (xix) The Security Documents are in form sufficient to create a valid security interest in favor of the Collateral Agent in the Collateral;

                  (xx) Each of the Uniform Commercial Code financing statements (the "Financing Statements") attached to such opinion as an exhibit is in appropriate form for filing in the Office of the Secretary of State of the jurisdiction indicated on the face of such Financing Statement. Upon the filing of the applicable Financing Statements in such appropriate form in each applicable state, the Collateral Agent will have a perfected security interest in that portion of the Collateral (the "Filing Collateral") in which a security interest can be perfected by the filing of a financing statement under the Uniform Commercial Code as currently in effect in each such state. The filing of the Financing Statements with the offices set forth in this paragraph is the only recording or filing necessary to perfect the security interest in the Filing Collateral;

                  (xxi) The recordation of the assignment of security interest in trademarks pursuant to the Security Agreement filed in connection with the Indenture in the United States Patent and Trademark Office and the filings referred to in paragraph (xx) above together will be effective, under applicable law, to perfect the security interests granted to the Collateral Agent under the Security Agreement in the trademarks owned of record by the Issuers and registered with the United States Patent and Trademark Office as against any subsequent lien holder;

                  (xxii) The recordation of the assignment of security interests in copyrights pursuant to the Security Agreement filed in connection with the Indenture in the United States Copyright Office and the filings referred to in paragraph (xx) above together will be effective, under applicable law, to perfect the security interests granted to the Collateral Agent under the Security Agreement in the copyrights owned of record by the Issuers and registered with the United States Copyright Office as against any subsequent lien holder;

                  (xxiii) The execution and delivery of the Control Agreements attached to such opinion as exhibits will be effective to establish control and perfect the security interests of the Collateral Agent in the deposit accounts and securities accounts set forth on Schedule 6 to the Security Agreement under the provisions of the New York Uniform Commercial Code applicable to such type of collateral;

                  (xxiv) Each of the Pledged Notes under which any Issuer is the obligor has been duly authorized, executed and delivered by the applicable Issuer and is enforceable against such Issuer in accordance with its terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity);

                  (xxv) The delivery and continued possession in New York by the Collateral Agent of (i) certificates representing the Pledged Stock (as defined in the Security Agreement), together with stock powers properly executed in blank with respect thereto, and (ii) the Pledged Notes (as defined in the Security Agreement) duly indorsed in favor of the Collateral Agent or in blank, will be effective to perfect the security interests of the Collateral Agent in the Pledged Stock and the Pledged Notes;

                  (xxvi) No taxes or other charges, including, without limitation, intangible or documentary stamp taxes, recording taxes, transfer taxes or similar charges, are payable to New York, Delaware or Florida or to any jurisdiction therein on account of the execution and delivery of the Indenture or the Security Documents or the creation of the indebtedness evidenced or secured by any of the foregoing or the recording or filings contemplated by paragraphs (xx) and (xxi) above, except for filing or recording fees;

                  (xxvii) Neither the Trustee, the Collateral Agent nor any Initial Purchaser is required (i) to be qualified to transact business, file any designation for service of process, file any reports or pay any taxes in New York, Delaware or Florida or (ii) to comply with any statutory or regulatory requirement applicable only to financial institutions chartered or qualified to do business in New York, Delaware, or Florida in each case, solely by reason of the execution and delivery of any of the Indenture or the Security Documents or by reason of its participation in any of the transactions contemplated thereby, including, without limitation, the making and receipt of payments pursuant thereto and the exercise of any remedy thereunder; and

                  (xxviii) All obligations of the Issuers now or hereafter existing under or in respect of the Securities constitute "Senior Debt" or "Guarantor Senior Debt" under each class of the Company's subordinated debt, to the extent they are obligations of the Issuers in respect of principal, interest, reimbursements of amounts drawn under letters of credit, penalties, fees, expenses, indemnifications or other reimbursements.

                  In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the jurisdiction of incorporation of the Company, the State of Delaware, the State of Florida, the State of New York or the Federal laws of the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Initial Purchasers; and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. References to the Final Memorandum in this Section 6(a) include any amendment or supplement thereto at the Closing Date.

                  (b) The Company shall have requested and caused Anthony L. Morrison, Esq., Executive Vice President and Chief Legal Officer of the Company, to furnish to the Representatives his opinion, dated the Closing Date and addressed to the Representatives, to the effect that:

                       (i) each Issuer which is a New York corporation or
                  limited liability company has been duly incorporated or organized and is validly existing as a corporation or limited liability company in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate or limited liability company power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Final Memorandum and to perform its obligations under the Indenture and the Security Documents to which it is a party;

                       (ii) all the outstanding shares of capital stock of the
                  Company and each Guarantor have been duly authorized and validly issued and are fully paid and nonassessable, and, except as otherwise set forth in the Final Memorandum, all outstanding shares of capital stock of each of the Guarantors are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest and, to the knowledge of such counsel, after due inquiry, any other security interests, claims, liens or encumbrances other than Permitted Liens (as defined in the Indenture) and liens to be released on the Closing Date;

                       (iii) the Indenture has been duly authorized, executed
                  and delivered, and constitutes a legal, valid and binding instrument enforceable against the Company in accordance with its terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity); the issuance of the Securities has been duly authorized and, when executed and, in the case of the Notes, authenticated, in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers under this Agreement, will constitute legal, valid, binding and enforceable obligations of the Company entitled to the benefits of the Indenture (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity); each Security Document has been duly authorized, executed and delivered and constitutes the legal, valid, binding and enforceable agreement of the Issuers party thereto (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity);

                       (iv) neither the execution and delivery of the Indenture,
                  this Agreement or the Security Documents, the issue and sale of the Securities, nor the consummation of any other of the Transactions, nor the fulfillment of the terms hereof or thereof will conflict with or result in a breach or violation of or imposition of any lien, charge or encumbrance upon any property or asset of the Company or its subsidiaries pursuant to, (i) the charter (including any certificates of designation) or by-laws of the Company or its subsidiaries;
                  (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument known to such counsel, after due inquiry, to which the Company or any of its subsidiaries is a party or bound or to which its respective property is subject; or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company, any of its subsidiaries or any of their respective properties;

                       (v) except as disclosed in the Final Memorandum, there is
                  no pending or, to the knowledge of such counsel, threatened action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or its or their property that would be required to be disclosed in a registration statement filed under the Act; and

                       (vi) such counsel has no reason to believe that at the
                  Execution Time and on the Closing Date the Final Memorandum contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (in each case, other than the financial statements and other financial information contained therein, as to which such counsel need express no opinion).

                  In rendering such opinion, such counsel may limit his opinion to matters involving the application of laws of the State of New York and the Federal laws of the United States (excluding the Communications Act and federal securities laws) and may rely as to matters of fact, to the extent he deems proper, on certificates of responsible officers of the Company and public officials. References to the Final Memorandum in this Section 6(b) include any amendment or supplement thereto at the Closing Date.

                  (c) The Representatives shall have received from Cahill Gordon & Reindel LLP, counsel for the Initial Purchasers, such opinion or opinions, dated the Closing Date and addressed to the Representatives, with respect to the issuance and sale of the Securities, the Indenture, the Security Documents, the Final Memorandum (as amended or supplemented at the Closing Date) and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

                  (d) The Company and each Guarantor shall have furnished to the Representatives a certificate of the Company and each Guarantor, signed by the Chairman of the Board or the President and the principal financial or accounting officer of the Company and each Guarantor, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Final Memorandum, any amendment or supplement to the Final Memorandum and this Agreement and that:

                       (i) the representations and warranties of the Company and
                  the Guarantors in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date; and

                       (ii) since the date of the most recent financial
                  statements included in the Final Memorandum (exclusive of any amendment or supplement thereto), there has been no material adverse change in the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated by the Final Memorandum (exclusive of any amendment or supplement thereto).

                  (e) At the Execution Time and at the Closing Date, the Company shall have requested and caused PricewaterhouseCoopers LLP to furnish to the Representatives letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Representatives, confirming that through March 27, 2003 they were independent accountants within the meaning of the Act and the Exchange Act and the applicable rules and regulations thereunder, that they have performed a review of the interim financial information of the Company for the nine-month period ended September 30, 2002 and as at September 30, 2002, and stating in effect that:

                       (i) in their opinion the audited financial statements
                  included in the Final Memorandum and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the related published rules and regulations thereunder;

                       (ii) on the basis of their limited review in accordance
                  with the standards established under Statement on Auditing Standards No. 71, of the unaudited interim financial information for the nine-month period ended September 30, 2002, and as at September 30, 2002; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; nothing came to their attention which caused them to believe that the unaudited financial statements for the nine-month period ended September 30, 2002, and as at September 30, 2002, included in the Final Memorandum do not comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect to financial statements included or incorporated in quarterly reports on Form 10-Q under the Exchange Act; or such unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included or incorporated in the Final Memorandum; and

                       (iii) they have performed certain other specified
                  procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries) for the years and interim periods during which PricewaterhouseCoopers LLP served as the Company's auditors set forth in the Final Memorandum, including any such information set forth under the captions "Summary Consolidated Financial and Other Data" and "Selected Consolidated Financial and Other Data" in the Final Memorandum and the information included in "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Final Memorandum agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation.

                  References to the Final Memorandum in this Section 6(e) include any amendment or supplement thereto at the date of the applicable letter.

                  (f) At the Execution Time and at the Closing Date, the Company shall have requested and caused Ernst & Young LLP to furnish to the Representatives letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the applicable rules and regulations thereunder, that they have performed an audit of the interim financial information of the Company for the nine-month period ended September 30, 2003 and as at September 30, 2003, and stating in effect that in their opinion, except as otherwise set forth in their report, the audited financial statements included in the Final Memorandum and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the related published rules and regulations thereunder, and further stating that:

                       (i) on the basis of a reading of the latest unaudited
                  financial statements made available by the Company and its subsidiaries; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders, directors and the audit committee of the Company and the Subsidiaries; and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and its subsidiaries as to transactions and events subsequent to September 30, 2003, nothing came to their attention which caused them to believe that:

                              (1) with respect to the period subsequent to
                        September 30, 2003, there were any changes, at November 30, 2003, in total debt or total mandatorily redeemable preferred stock or decreases in the stockholders' equity (deficit) of the Company as compared with the amounts shown on the September 30, 2003 consolidated balance sheet included in the Final Memorandum, or for the period from October 1, 2003 to November 30, 2003 there were any decreases, as compared with the corresponding period of the prior year in net revenues or increases in net loss, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless such explanation is not deemed necessary by the Representatives; or

                              (2) on the basis of reading of the minutes of the
                        meetings of the stockholders, directors and audit committee of the Company and its subsidiaries and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and its subsidiaries as to transactions and events subsequent to December 1, 2003, nothing came to their attention which caused them to believe, with respect to the period subsequent to September 30, 2003, there were any changes, at the most recently ascertainable date, in total debt or total redeemable preferred stock or decreases in the stockholders' equity (deficit) of the Company as compared with the amounts shown on the September 30, 2003 consolidated balance sheet included in the Final Memorandum, or for the period from December 1, 2003 to such date there were any decreases, as compared with the corresponding period of the prior year in net revenues or increases in net loss, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless such explanation is not deemed necessary by the Representatives;

                  (ii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries) set forth in the Final Memorandum, including the information set forth under the captions "Summary Consolidated Financial and Other Data" and "Selected Consolidated Financial and Other Data" in the Final Memorandum and the information included in "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Final Memorandum agrees with the accounting records of the Company for the periods reviewed by Ernst & Young LLP and its subsidiaries, excluding any questions of legal interpretation.

                  References to the Final Memorandum in this Section 6(f) include any amendment or supplement thereto at the date of the applicable letter.

                  (g) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Final Memorandum (exclusive of any amendment or supplement thereto), there shall not have been (i) any change, decrease or increase specified in the letter or letters referred to in paragraph (f) of this Section 6; or (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Memorandum (exclusive of any amendment or supplement thereto) the effect of which, in any case referred to in clause (i) or (ii) above, is, in the sole judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to market the Securities as contemplated by the Final Memorandum (exclusive of any amendment or supplement thereto).

                  (h) The Securities shall have been designated as PORTAL-eligible securities in accordance with the rules and regulations of the NASD, and the Securities shall be eligible for clearance and settlement through The Depository Trust Company.

                  (i) Subsequent to the Execution Time, there shall not have been any decrease in the rating of any of the Company's debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

                  (j) On the Closing Date, the Company shall have furnished to the Representatives the Security Agreement, duly executed by each Issuer, together with:

                      (A) evidence satisfactory to the Representatives that
                  (upon filing in the appropriate filing offices referred to in clause (x) below) the Collateral Agent (for the benefit of the Secured Parties (as defined in the Security Agreement)) has a valid and perfected first priority security interest in the Collateral, including (x) such documents duly executed by each Issuer as the Representatives may request with respect to the perfection of the Collateral Agent's security interests in the Collateral (including financing statements under the UCC, trademark and copyright security agreements and other applicable documents under the laws of any jurisdiction with respect to the perfection of liens created by the Security Documents), (y) copies of UCC search reports as of a recent date listing all effective financing statements that name any Issuer as debtor, together with copies of such financing statements, none of which shall cover the Collateral except for those which shall be terminated on the Closing Date) and (z) evidence of termination and release of any existing Liens which are not Permitted Liens (including signed UCC-3 termination statements, releases and pay-off letters in respect of the Credit Agreement);

                       (B) share certificates representing all certificated
                  Pledged Stock and stock powers for such share certificates executed in blank;

                       (C) all instruments representing Pledged Notes, in form
                  and substance reasonably satisfactory to the Representative, duly endorsed in favor of the Collateral Agent or in blank together with a summary (certified by a financial or accounting officer of the Company) of outstanding intercompany loan balances as of a recent date; and

                       (D) Control Agreements with respect to each account
                  listed on Schedule 6 to the Security Agreement.

                  (k) The Company shall have furnished to the Representatives evidence satisfactory to the Representatives that the insurance policies required by the Indenture are in full force and effect together with, in respect of those insurance policies maintained with respect to the properties of the Issuers, (A) endorsements naming the Collateral Agent, on behalf of the Secured Parties, as an additional insured and/or loss payee and (B) a provision that cancellation, material addition in amount or material change in coverage shall not be effective until 30 days after written notice to the Collateral Agent.

                  (l) Simultaneously with the Closing, the other Transactions shall be consummated.

                  (m) Prior to the Closing Date, the Company shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

                  If any of the conditions specified in this Section 6 shall not have been satisfied in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance, as contemplated by the provisions of this Agreement, to the Representatives and counsel for the Initial Purchasers, this Agreement and all obligations of the Initial Purchasers hereunder may be cancelled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.

                  The documents required to be delivered by this Section 6 will be delivered at the office of counsel for the Initial Purchasers, c/o Cahill Gordon & Reindel LLP, 80 Pine Street, New York, NY 10005, on the Closing Date.

                  7. Reimbursement of Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Initial Purchasers set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of any Issuer to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Initial Purchasers, the Issuers will reimburse the Initial Purchasers severally through Citigroup on demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

                  8. Indemnification and Contribution.

                  (a) The Issuers, jointly and severally, agree to indemnify and hold harmless each Initial Purchaser, the directors, officers, employees and agents of each Initial Purchaser and each person who controls any Initial Purchaser within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Memorandum, the Final Memorandum (or in any supplement or amendment thereto) or any information provided by any Issuer to any holder or prospective purchaser of Securities pursuant to Section 5(h), or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Issuers will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in the Preliminary Memorandum or the Final Memorandum, or in any amendment thereof or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Initial Purchasers through the Representatives specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Issuers may otherwise have.

                  (b) Each Initial Purchaser severally and not jointly agrees to indemnify and hold harmless the Issuers, each of their directors, each of their officers, and each person who controls any Issuer within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Issuers to each Initial Purchaser, but only with reference to written information relating to such Initial Purchaser furnished to the Issuers by or on behalf of such Initial Purchaser through the Representatives specifically for inclusion in the Preliminary Memorandum or the Final Memorandum (or in any amendment or supplement thereto). This indemnity agreement will be in addition to any liability which any Initial Purchaser may otherwise have. The Issuers acknowledge that the statements set forth in the last paragraph of the cover page regarding the delivery of the Securities and in the ninth paragraph under the heading "Plan of Distribution," constitute the only information furnished in writing by or on behalf of the Initial Purchasers for inclusion in the Preliminary Memorandum or the Final Memorandum (or in any amendment or supplement thereto).

                  (c) Promptly after receipt by an indemnified party under this
Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses; and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel (except for local counsel) retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest; (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party; (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action; or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

                  (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Issuers and the Initial Purchasers agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which any Issuer and one or more of the Initial Purchasers may be subject in such proportion as is appropriate to reflect the relative benefits received by the Issuers on the one hand and by the Initial Purchasers on the other from the offering of the Securities; provided, however, that in no case shall any Initial Purchaser (except as may be provided in any agreement among the Initial Purchasers relating to the offering of the Securities) be responsible for any amount in excess of the purchase discount or commission applicable to the Securities purchased by such Initial Purchaser hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Issuers and the Initial Purchasers severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Issuers on the one hand and of the Initial Purchasers on the other in connection with the statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations. Benefits received by the Issuers shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by the Company, and benefits received by the Initial Purchasers shall be deemed to be equal to the total purchase discounts and commissions in each case set forth on the cover of the Final Memorandum. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Issuers on the one hand or the Initial Purchasers on the other, the intent of the parties and their relative knowledge, information and opportunity to correct or prevent such untrue statement or omission. The Issuers and the Initial Purchasers agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Initial Purchaser within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Initial Purchaser shall have the same rights to contribution as such Initial Purchaser, and each person who controls any Issuer within the meaning of either the Act or the Exchange Act and each officer and director of any Issuer shall have the same rights to contribution as the Issuers, subject in each case to the applicable terms and conditions of this paragraph (d).

                  9. Default by an Initial Purchaser. If any one or more Initial Purchasers shall fail to purchase and pay for any of the Securities agreed to be purchased by such Initial Purchaser hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Initial Purchasers shall be obligated severally to take up and pay for (in the respective proportions which the principal amount of Securities set forth opposite their names in Schedule I hereto bears to the aggregate principal amount of Securities set forth opposite the names of all the remaining Initial Purchasers) the Securities which the defaulting Initial Purchaser or Initial Purchasers agreed but failed to purchase; provided, however, that in the event that the aggregate principal amount of Securities which the defaulting Initial Purchaser or Initial Purchasers agreed but failed to purchase shall exceed 10% of the aggregate principal amount of Securities set forth in Schedule I hereto, the remaining Initial Purchasers shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Initial Purchasers do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Initial Purchaser, the Company or the Guarantors. In the event of a default by any Initial Purchaser as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the Representatives shall determine in order that the required changes in the Final Memorandum or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Initial Purchaser of its liability, if any, to any Issuer or any nondefaulting Initial Purchaser for damages occasioned by its default hereunder.

                  10. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Company prior to delivery of and payment for the Securities, if at any time prior to such time (i) trading in the Company's Common Stock shall have been suspended by the Commission or the American Stock Exchange or trading in securities generally on the New York Stock Exchange or the American Stock Exchange shall have been suspended or limited or minimum prices shall have been established on either of such Exchanges; (ii) a banking moratorium shall have been declared either by Federal or New York State authorities; or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis the effect of which on financial markets is such as to make it, in the sole judgment of the Representatives, impracticable or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Final Memorandum (exclusive of any amendment or supplement thereto).

                  11. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company, the Guarantors or its or their officers and of the Initial Purchasers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Initial Purchasers, the Company, the Guarantors or any of the indemnified persons referred to in Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

                  12. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telefaxed to the Citigroup General Counsel (fax no.: (212) 816-7912) and confirmed to the Citigroup General Counsel at 388 Greenwich Street, New York, New York 10013, Attention: Chief Legal Officer; or, if sent to the Company or any Guarantor, will be mailed, delivered or telefaxed to the General Counsel (fax no.: (561) 659-4754) and confirmed to the General Counsel, Paxson Communications Corporation, at 601 Clearwater Park Road, West Palm Beach, Florida 33401.

                  13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the indemnified persons referred to in Section 8 hereof, and, except as expressly set forth in Section 5(h) hereof, no other person will have any right or obligation hereunder.

                  14. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

                  15. Waiver of Tax Confidentiality. Notwithstanding anything herein to the contrary, purchasers of the Securities (and each employee, representative or other agent of the Issuers) may disclose to any and all persons, without limitation of any kind, the U.S. tax treatment and U.S. tax structure of any transaction contemplated herein and all materials of any kind (including opinions or other tax analyses) that are provided to the purchasers of the Securities relating to such U.S. tax treatment and U.S tax structure, other than any information for which nondisclosure is reasonably necessary in order to comply with applicable securities laws.

                  16. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument.

                  17. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

                  18. Definitions. The terms which follow, when used in this Agreement, shall have the meanings indicated.

                  "Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

                  "Affiliate" shall have the meaning specified in Rule 501(b) of Regulation D.

                  "Business Day" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in The City of New York.

                  "Citigroup" shall mean Citigroup Global Markets Inc.

                  "Commission" shall mean the Securities and Exchange
Commission.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

                  "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

                  "Investment Company Act" shall mean the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission promulgated thereunder.

                  "NASD" shall mean the National Association of Securities Dealers, Inc.

                  "Regulation D" shall mean Regulation D under the Act.

                  "Regulation S" shall mean Regulation S under the Act.

                  "Trust Indenture Act" shall mean the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission promulgated thereunder.

                  If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this Agreement and your acceptance shall represent a binding agreement among the Company, the Guarantors and the several Initial Purchasers.


                                        Very truly yours,


                                        PAXSON COMMUNICATIONS
                                             CORPORATION


                                        By:
                                               ---------------------------------
                                               Name:   Thomas E. Severson, Jr.
                                               Title:  Senior Vice President and
                                                       Chief Financial Officer



The foregoing Agreement is hereby
confirmed and accepted as of the
date first  Above written.


CITIGROUP GLOBAL MARKETS INC.
BEAR, STEARNS & CO. INC.
CIBC WORLD MARKETS CORP.

By:  CITIGROUP GLOBAL MARKETS INC.


By:
       ----------------------------
       Name:
       Title:

                                SUBSIDIARY GUARANTORS:
                                BUD HITS, INC.
                                BUD SONGS, INC.
                                CLEARLAKE PRODUCTIONS, INC.
                                FLAGLER PRODUCTIONS, INC.
                                IRON MOUNTAIN PRODUCTIONS, INC.
                                OCEAN STATE TELEVISION, LLC
                                PAX HITS PUBLISHING, INC.
                                PAX INTERNET, INC.
                                PAX NET, INC.
                                PAX NET TELEVISION PRODUCTIONS, INC.
                                PAXSON AKRON LICENSE, INC.
                                PAXSON ALBANY LICENSE, INC.
                                PAXSON ALBUQUERQUE LICENSE, INC.
                                PAXSON ATLANTA LICENSE, INC.
                                PAXSON BATTLE CREEK LICENSE, INC.
                                PAXSON BIRMINGHAM LICENSE, INC.
                                PAXSON BOSTON LICENSE, INC.
                                PAXSON BOSTON-68 LICENSE, INC.
                                PAXSON BUFFALO LICENSE, INC.
                                PAXSON CEDAR RAPIDS LICENSE, INC.
                                PAXSON CHARLESTON LICENSE, INC.
                                PAXSON CHICAGO LICENSE, INC.
                                PAXSON COMMUNICATIONS LICENSE COMPANY, LLC
                                PAXSON COMMUNICATIONS LPTV, INC.
                                PAXSON COMMUNICATIONS MANAGEMENT COMPANY, INC. PAXSON COMMUNICATIONS OF AKRON-23, INC.
                                PAXSON COMMUNICATIONS OF ALBANY-55, INC.
                                PAXSON COMMUNICATIONS OF ALBUQUERQUE-14, INC. PAXSON COMMUNICATIONS OF ATLANTA-14, INC. PAXSON COMMUNICATIONS OF BATTLE CREEK-43, INC. PAXSON COMMUNICATIONS OF BIRMINGHAM-44, INC. PAXSON COMMUNICATIONS OF BOSTON-46, INC. PAXSON COMMUNICATIONS OF BOSTON-60, INC.

                                PAXSON COMMUNICATIONS OF BOSTON-68, INC.
                                PAXSON COMMUNICATIONS OF BUFFALO-51, INC.
                                PAXSON COMMUNICATIONS OF CEDAR RAPIDS-48, INC. PAXSON COMMUNICATIONS OF CHARLESTON-29, INC. PAXSON COMMUNICATIONS OF CHICAGO-38, INC. PAXSON COMMUNICATIONS OF DALLAS-68, INC. PAXSON COMMUNICATIONS OF DAVENPORT-67, INC. PAXSON COMMUNICATIONS OF DENVER-59, INC. PAXSON COMMUNICATIONS OF DES MOINES-39, INC. PAXSON COMMUNICATIONS OF DETROIT-31, INC. PAXSON COMMUNICATIONS OF FAYETTEVILLE-62, INC. PAXSON COMMUNICATIONS OF FRESNO-61, INC. PAXSON COMMUNICATIONS OF GREENSBORO-16, INC. PAXSON COMMUNICATIONS OF GREENVILLE-38, INC. PAXSON COMMUNICATIONS OF HARTFORD-26, INC. PAXSON COMMUNICATIONS OF HONOLULU-66, INC. PAXSON COMMUNICATIONS OF HOUSTON-49, INC. PAXSON COMMUNICATIONS OF INDIANAPOLIS-63, INC. PAXSON COMMUNICATIONS OF JACKSONVILLE-21, INC. PAXSON COMMUNICATIONS OF JACKSONVILLE-35, INC. PAXSON COMMUNICATIONS OF KANSAS CITY-50, INC. PAXSON COMMUNICATIONS OF KNOXVILLE-54, INC. PAXSON COMMUNICATIONS OF LEXINGTON-67, INC.

                                PAXSON COMMUNICATIONS OF LOS ANGELES-30, INC. PAXSON COMMUNICATIONS OF LOUISVILLE-21, INC. PAXSON COMMUNICATIONS OF MEMPHIS-50, INC. PAXSON COMMUNICATIONS OF MIAMI-35, INC.
                                PAXSON COMMUNICATIONS OF MILWAUKEE-55, INC.
                                PAXSON COMMUNICATIONS OF MINNEAPOLIS-41, INC. PAXSON COMMUNICATIONS OF MOBILE-61, INC.
                                PAXSON COMMUNICATIONS OF NASHVILLE-28, INC.
                                PAXSON COMMUNICATIONS OF NEW ORLEANS-49, INC. PAXSON COMMUNICATIONS OF NEW YORK-31, INC. PAXSON COMMUNICATIONS OF NORFOLK-49, INC. PAXSON COMMUNICATIONS OF OKLAHOMA CITY-62, INC. PAXSON COMMUNICATIONS OF ORLANDO-56, INC. PAXSON COMMUNICATIONS OF PHILADELPHIA-61, INC. PAXSON COMMUNICATIONS OF PHOENIX-13, INC. PAXSON COMMUNICATIONS OF PHOENIX-51, INC. PAXSON COMMUNICATIONS OF PITTSBURGH-40, INC. PAXSON COMMUNICATIONS OF PORTLAND-22, INC. PAXSON COMMUNICATIONS OF PORTLAND-23, INC. PAXSON COMMUNICATIONS OF PROVIDENCE-69, INC. PAXSON COMMUNICATIONS OF RALEIGH-47, INC. PAXSON COMMUNICATIONS OF ROANOKE-38, INC. PAXSON COMMUNICATIONS OF SACRAMENTO-29, INC.

                               PAXSON COMMUNICATIONS OF SALT LAKE CITY-30, INC. PAXSON COMMUNICATIONS OF SAN ANTONIO-26, INC. PAXSON COMMUNICATIONS OF SAN JOSE-65, INC.
                               PAXSON COMMUNICATIONS OF SAN JUAN, INC.
                               PAXSON COMMUNICATIONS OF SCRANTON-64, INC.
                               PAXSON COMMUNICATIONS OF SEATTLE-33, INC.
                               PAXSON COMMUNICATIONS OF SHREVEPORT-21, INC.
                               PAXSON COMMUNICATIONS OF SPOKANE-34, INC.
                               PAXSON COMMUNICATIONS OF ST. CROIX-15, INC.
                               PAXSON COMMUNICATIONS OF ST. LOUIS-13, INC.
                               PAXSON COMMUNICATIONS OF SYRACUSE-56, INC.
                               PAXSON COMMUNICATIONS OF TAMPA-66, INC.
                               PAXSON COMMUNICATIONS OF TUCSON-46, INC.
                               PAXSON COMMUNICATIONS OF TULSA-44, INC.
                               PAXSON COMMUNICATIONS OF WASHINGTON-60, INC.
                               PAXSON COMMUNICATIONS OF WASHINGTON-66, INC.
                               PAXSON COMMUNICATIONS OF WAUSAU-46, INC.
                               PAXSON COMMUNICATIONS OF WEST PALM BEACH-67, INC. PAXSON COMMUNICATIONS TELEVISION, INC.
                               PAXSON DALLAS LICENSE, INC.
                               PAXSON DAVENPORT LICENSE, INC.
                               PAXSON DENVER LICENSE, INC.
                               PAXSON DES MOINES LICENSE, INC.
                               PAXSON DETROIT LICENSE, INC.
                               PAXSON DEVELOPMENT, INC.
                               PAXSON FAYETTEVILLE LICENSE, INC.
                               PAXSON FRESNO LICENSE, INC.

                                PAXSON GREENSBORO LICENSE, INC.
                                PAXSON GREENVILLE LICENSE, INC.
                                PAXSON HARTFORD HOLDINGS, INC.
                                PAXSON HARTFORD LICENSE, INC.
                                PAXSON HAWAII LICENSE, INC.
                                PAXSON HOLDINGS, INC.
                                PAXSON HOUSTON LICENSE, INC.
                                PAXSON INDIANAPOLIS HOLDINGS, INC.
                                PAXSON INDIANAPOLIS LICENSE, INC.
                                PAXSON JACKSONVILLE LICENSE, INC.
                                PAXSON JAX LICENSE, INC.
                                PAXSON KANSAS CITY LICENSE, INC.
                                PAXSON KNOXVILLE LICENSE, INC.
                                PAXSON LEXINGTON LICENSE, INC.
                                PAXSON LOS ANGELES LICENSE, INC.
                                PAXSON MERCHANDISING & LICENSING, INC.
                                PAXSON MIAMI-35 LICENSE, INC.
                                PAXSON MILWAUKEE LICENSE, INC.
                                PAXSON MINNEAPOLIS LICENSE, INC.
                                PAXSON MOBILE LICENSE, INC.
                                PAXSON NEW YORK LICENSE, INC.
                                PAXSON NORFOLK LICENSE, INC.
                                PAXSON NORWELL HOLDINGS, INC.
                                PAXSON NORWELL INTEREST, INC.
                                PAXSON NORWELL INTERMEDIARY, INC.
                                PAXSON OKLAHOMA CITY LICENSE, INC.
                                PAXSON ORLANDO LICENSE, INC.
                                PAXSON PHILADELPHIA LICENSE, INC.
                                PAXSON PHOENIX LICENSE, INC.
                                PAXSON PORTLAND LICENSE, INC.
                                PAXSON PRODUCTIONS, INC.
                                PAXSON RALEIGH LICENSE, INC.
                                PAXSON ROANOKE LICENSE, INC.
                                PAXSON SACRAMENTO LICENSE, INC.
                                PAXSON SALEM LICENSE, INC.
                                PAXSON SALT LAKE CITY LICENSE, INC.
                                PAXSON SAN ANTONIO LICENSE, INC.
                                PAXSON SAN JOSE LICENSE, INC.
                                PAXSON SCRANTON LICENSE, INC.
                                PAXSON SEATTLE LICENSE, INC.
                                PAXSON SHREVEPORT LICENSE, INC.
                                PAXSON SPOKANE LICENSE, INC.
                                PAXSON SPORTS OF MIAMI, INC.
                                PAXSON ST. CROIX LICENSE, INC.
                                PAXSON SYRACUSE LICENSE, INC.

                                PAXSON TAMPA-66 LICENSE, INC.
                                PAXSON TELEVISION PRODUCTIONS, INC.
                                PAXSON TELEVISION, INC.
                                PAXSON TENNESSEE LICENSE, INC.
                                PAXSON TULSA LICENSE, INC.
                                PAXSON WASHINGTON LICENSE, INC.
                                PAXSON WASHINGTON-60 LICENSE, INC.
                                PAXSON WAUSAU LICENSE, INC.
                                PAXSON WEST PALM BEACH HOLDINGS, INC.
                                PAXSON WEST PALM BEACH LICENSE, INC.
                                PCC DIRECT, INC.
                                TRAVEL CHANNEL ACQUISITION CORPORATION


                                By:
                                     -----------------------------------------
                                     Name:  Thomas E. Severson, Jr.
                                     Title: Vice President and Treasurer of
                                            each of such Subsidiary Guarantors



                                AMERICA 51, L.P.


                                By:  Paxson Communications of Phoenix-51, Inc.,
                                       its General Partner and Limited Partner


                                By:  Paxson Communications Television, Inc., its
                                       Limited Partner


                                By:
                                     -------------------------------------------
                                     Name:    Thomas E. Severson, Jr.
                                     Title:   Vice President and Treasurer of
                                              such General and Limited Partners